Exhibit 99.1
LATHROP & RUTLEDGE, P.C.
J. Kent Rutledge, 5-1392
Corinne E. Rutledge, 5-2480
Sam James Tortorich, 7-4713
1920 Thomes Avenue, Suite 500
P.O. Box 4068
Cheyenne, Wyoming 82003-4068
Tel: (307) 632-0554
Fax: (307) 635-4502

WINSTON & STRAWN LLP
Neal R. Marder
Micol O. Sordina
333 S. Grand Avenue
Los Angeles, California 90071
Tel: (213) 615-1700
Fax: (213) 615-1750

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF WYOMING

SKYPEOPLE FRUIT JUICE, INC. Plaintiff, v. ABSAROKA CAPITAL MANAGEMENT, LLC, a Wyoming LLC, KEVIN BARNES, an individual, and DOES 1 through 10 Defendant.	Civil Action No.: COMPLAINT AND JURY DEMAND

COMPLAINT FOR LIBEL AND TORTIOUS INTERFERENCE

Plaintiff SkyPeople Fruit Juice, Inc. (“SkyPeople” or “Plaintiff”), by and through its undersigned counsel, hereby brings this Complaint for injunctive relief and compensation for damages against Absaroka Capital Management, LLC (“Absaroka”) and Kevin Barnes (together, “Defendants”) and alleges as follows:

NATURE OF ACTION

1. This action arises from the defamatory statements made, published, repeated and perpetuated by Defendants in a false and defamatory report entitled “SkyPeople Fruit Juice, Inc. (NASDAQ: SPU) – Pulp Fiction” (the “Report,” a copy of which is attached hereto as Exhibit A and incorporated by reference as if fully set forth herein) drafted by Defendant Kevin Barnes (“Barnes”), an equity analyst for Absaroka.

2. In the Report, dated June 1, 2011, Defendants falsely, and without any basis in fact, accused Plaintiff of, among other things, overstating its value in public financial filings and engaging in “accounting shenanigans” in violation of U.S. Securities Laws.

3. As a result of Defendants’ baseless and defamatory attack, Plaintiff has lost customers and substantial revenues and suffered, and will continue to suffer, damages to its professional reputation and good will.

4. As set forth below, Defendants’ illegal conduct gives rise to claims for (1) libel per se under Wyoming common law, (2) libel per quod under Wyoming common law, and (3) tortuous interference with a contract or prospective economic advantage.

PARTIES

5. Plaintiff SkyPeople is a Florida corporation with its principal place of business in Xi’an, People’s Republic of China (“PRC”).  SkyPeople’s common stock trades on the NASDAQ National Securities Market (“NASDAQ”) under the symbol “SPU.”

6. Defendant Absaroka is a Limited Liability Company organized under the laws of the state of Wyoming, with its principal place of business in Cheyenne, Wyoming.

7. According to its website, Absaroka is a “private investment manager that catalyzes on special situations, event-driven, and deep-value opportunities,” and “primarily focuses on the global natural resources sector.”

8. Defendant Barnes is an equity analyst for Absaroka.  Defendant Barnes authored the Report.  Upon information and belief, Defendant Barnes is a citizen of the state of Wyoming.

9. The names and capacities of the Defendants named as DOES 1 through 10, inclusive, are presently unknown to the Plaintiffs.  Plaintiffs are informed and believe that DOES 1 through 10, inclusive, are the affiliates, partners, co-venturers, co-conspirators and/or aiders and abettors of the other Defendants, and each other, and Defendants agreed, conspired and participated with the other Defendants in doing all things alleged herein, and ratified and accepted the benefits of the acts of the other Defendants, such that they are in some manner responsible for the acts and omissions complained of herein.  Accordingly, these Defendants, each of whom is legally responsible for the acts alleged herein, are sued by these fictitious names.  When the identities and capacities of DOES 1 through 10, inclusive, are ascertained, Plaintiff will seek leave of Curt to amend the Complaint accordingly.

JURISDICTION AND VENUE

10. This Court has subject matter jurisdiction pursuant to 28 U.S.C. § 1332 because Plaintiff and Defendants are citizens of different states and the amount in controversy exceeds $75,000, exclusive of costs and interest.

11. This Court has personal jurisdiction over Defendants because the false and defamatory statements made by Defendants were published in the state of Wyoming and Defendants are citizens of the state of Wyoming.

12. Venue is proper in this District pursuant to 28 U.S.C. § 1391 because all or a substantial portion of the events that give rise to Plaintiff’s claims transpired in the District of Wyoming, including the publication or republication of the defamatory falsehoods.

FACTUAL ALLEGATIONS

Background

13. SkyPeople, through its subsidiaries located in the PRC, is engaged in the production and sale of fruit juice concentrates, fruit beverages, and other fruit-related products.

14. SkyPeople has been recognized as the Leading Enterprise of the China Food Industry by the China National Food Industry Association from 2005 to 2008, the Leading Agricultural Commercialization Enterprise in Shaanxi Province by the Shaanxi Agricultural Bureau in 2008, and the Enterprise with Essential Technology Innovation by the Department of Science and Technology of Shaanxi Province in 2010.  Moreover, in December 2008, SkyPeople was granted an AA level Certificate of the Standard of Good Conduct Enterprise by the Standardization Administration of China, and, in 2011, SkyPeople was awarded the Best Small and Middle Enterprise award by Forbes China.

15. SkyPeople has also been certified under international juice quality standards, including Hazard Analysis & Critical Control Points (“HACCP”), KOSHER, and ISO9001.

16. SkyPeople went public in 2008.  SkyPeople’s securities are currently traded on the NASDAQ stock exchange under the ticker symbol “SPU.”

17. Defendant Absaroka purports to be a “private investment manager.”  Absaroka produces and publishes reports which provide analysis of various publicly traded companies.  These reports are written in a technical and academic tone, and its speakers imply thorough knowledge of facts which lead to their conclusions.

18. In reality, however, Absaroka and Barnes publish negative reports only for those companies in which they hold short positions.1  Upon knowledge and belief, Absaroka has issued at least three such “analysis” reports against Chinese companies –SkyPeople, China Shen Zhou Mining & Resources, and Yongye International, Inc..

19. By taking a short position in a company’s stock, and then releasing fabricated reports relating to that company’s viability, Defendants are able to reap huge profits when the target company’s stock plummets as a direct result of its false and defamatory attacks.

Defendants’ Unsubstantiated Attack on Plaintiff

20. On or about June 1, 2011, Defendants issued the Report on Absaroka’s website.2  Upon information and belief, Barnes is the primary creator of the Report.

1 A “short position” is when a person “borrows” stock from a third party and warrants to the stock lender that the loan will be covered at a later date.  A person “borrows” stock from a lender when the price is high, sells the “borrowed” stock at the high price, and then gambles that the price will drop before the loan is due, in order to re-purchase the “borrowed” shares at a lower price, thus making a profit in the deal.

2 The Report may be found at http://www.absaroka.com/uploads/SPU.ResearchReport-vFINAL.pdf, last visited June 8, 2011.

21. Articles regarding the Report, and the Report itself, quickly sprang up on the websites of other news organizations, market “watchdogs” and industry “blogs,” including, but not limited to, Seeking Alpha,3 StreetInsider.com,4 and Financial News Network. 5

22. The Report makes several materially false and defamatory factual statements about SkyPeople, including, but not limited to:

a.
That discrepancies between the financial statements filed by SkyPeople with the Chinese State Administration for Industry and Commerce (“SAIC”) and those filed with the U.S. Securities and Exchange Commission (“SEC”) indicate the Company is less than 10% the size it claims in its filings with the SEC.  The SAIC financial statements cited in the Report, however, have been fabricated to appear genuine.  The purported 2009 SAIC financial statements cited in the Report are attached hereto as Exhibit B.  The true and correct SAIC financial statements filed by SkyPeople for the fiscal year 2009 are attached hereto as Exhibit C.  A simple side-by-side comparison of the two indicates that the true SAIC statements are different in both substance and form from those relied upon by Defendants in making their false and defamatory remarks about SkyPeople.

b.
That SkyPeople’s operations are significantly smaller than it claims in its filings with the SEC.  The Report states that, “[a]fter completing site visits to all four plants belonging to SkyPeople, Absaroka learned that the maximum length of the production season is August through December, but most of the plants generally operate approximately two months per year.”  Later, the Report states that “one migrant worker who operates concentrate machinery at the plant, for example, stated that she is employed by Huludao during the production season, which lasts four months a year, starting in late August or early September.”  The statement that SkyPeople’s production facilities operate only two months per year is false.   As a fruit juice concentrate producer, SkyPeople’s business is highly seasonal.   The squeezing season is the harvest season of fresh fruits.  SkyPeople’s core products for fruit juice concentrate include apple juice concentrate, pear juice concentrate, kiwifruit puree, kiwifruit puree concentrate, and kiwifruit juice concentrate. The squeezing season for (i) apples is from August to January or February; (ii) pears is from July or August until April of the next year; and (iii) kiwifruit is from September through December or January of the next year.

c.
That the retail availability of SkyPeople’s products is significantly lower than it claims in its filings with the SEC.  This is untrue.  SkyPeople sells its products to distributors and more than 100 retail stores in approximately 17 cities, including 20 Renrenle supermarkets, 3 Lotus supermarkets, 33 CR Vanguard, and 12 La Cuisine Royale retail stores in China’s Shaanxi provide.  SkyPeople also sells its products to 13 Wal-Mart stores in Beijing and Tianjin, as well as to some smaller retail stores.  Contrary to statements in the Report, SkyPeople has never claimed to sell its products to “Wumei,” “MerryMare,” or “Chaoshifa.”

3See http://seekingalpha.com/article/272697-questioning-skypeople-fruit-juice-s-numbers-stock-appears-overvalued, last visited June 8, 2011.

4See http://www.streetinsider.com/Insiders+Blog/Absaroka+Capital+Issues+Negative+Report+On+Skypeople+
Fruit+Juice+(SPU)/6550905.html, last visited June 8, 2011.

5See http://www.fnno.com/story/news-corner/331-skypeople-fruit-juice-said-it-believes-article-released-absaroka-capital-management-contains-false-inaccur, last visited June 8, 2011.

d.
The certain of SkyPeople’s production facilities operate with old equipment.  Specifically, the Report states that production equipment in the Jingyang Production Facility “was mostly the original Bertuzzi machinery acquired in 1992.”  In fact, SkyPeople added a large number of advanced equipment during the acquisition, including an evaporator, ultra-filtration equipment, resin tanks and squeezers, which increased our production capacity.

e.
That certain of SkyPeople’s factories are “filthy and unkempt.”  This is false, and clearly intended to harm the reputation of SkyPeople as a responsible member of the corporate community.  The Jingyang factory discussed in the Report meets various international juice quality standards, such as HACCP, KOSHER and ISO9001.  Each of these certifications requires that SkyPeople’s facilities be audited on an annual basis, and sometimes unannounced.

f.
That, during an investor tour, workers “were called into work to appear as if they were busily involved in production and had to wear special outfits for the day.”  This is false.  The Jingyang factory visited by investors was in the process of normal production when the investor tour occurred on March 9, 2011, and the uniforms worn by the workers were and our SkyPeople’s ordinary and standard uniforms for all its production facilities.

g.
That SkyPeople has retained “low-quality” auditors to sign-off on its alleged fraud.  This is false. After becoming a public company, SkyPeople continued upgrading its auditors.  SkyPeople’s current independent public accounting firm is BDO Limited, a member of BDO International, the fifth largest accounting firm in the world.

23. Each of these factual assertions – among many others – is false and unsubstantiated, and has caused Plaintiff to lose customers and revenue, damaged Plaintiff’s reputation and good name, and resulted in a substantial drop in Plaintiff’s stock price.

24. On May 31, 2011 – the day prior to the publication of Defendants’ defamatory Report – Plaintiff’s stock closed at $2.55 per share.

25. On June 1, 2011 – the day Defendants’ defamatory Report was published – Plaintiff’s stock closed at $2.08 per share on unusually high trading volume.  This constitutes an 18% decline in the price of SkyPeople’s securities.

26. On information and belief, Defendants profited from the precipitous decline in Plaintiff’s stock price.

27. Defendants concerted and wrongful actions have resulted in additional substantial harm to SkyPeople, including: harm to SkyPeople’s reputation and goodwill; loss of product sales and profits therefrom; interference with and damage to SkyPeople’s relationships with its customers, distributors, bankers, lenders, institutional investors, and the media; loss of market share and business opportunity for its products; loss of investment capital; loss of operating capital and impairment of SkyPeople’s ability to grow at historic rates.

28. On or about June 10, 2011, Plaintiff, through its undersigned counsel, sent a letter to Defendants requesting that Defendants withdraw the Report and issue a press release retracting the false and defamatory statements made therein.

29. Defendants declined to retract the Report and the instant lawsuit ensues.

FIRST CAUSE OF ACTION

Libel Per Se

30. Plaintiff incorporates by reference as if fully set forth herein each and every allegation set forth in Paragraphs 1 through 30.

31. Plaintiff has, for many years, enjoyed a good reputation as a sound and respected manufacturer of fruit juice concentrate and other fruit juice products in China.

32. By publishing the Report, Defendants intended to communicate to the public the false statements contained therein, which include, but are not limited to, the statements outlined above.  Defendants published the false and defamatory statements  in the Report in writing to unprivileged third parties including, but not limited to, its customers, marketplace websites and blogs, and consumers thereof.

33. The factual representations made in the Report are false because Plaintiff did not commit the acts alleged therein.

34. The statements contained in the Report had a natural and probable defamatory effect on the reader without the necessity of explanatory matter and, accordingly, Defendants’ defamatory statements are libelous per se.

35. Defendants’ action in knowingly publishing the false statements in the Report was intentional and done with express malice.  Defendants knew or should have known that the statements in the Report were false when made, or did not exercise reasonable care in verifying the truth or falsity of such statements before transmitting and publishing the statements, or recklessly disregarded the truth or falsity of the statements.

36. Defendants committed such acts maliciously, oppressively, and fraudulently, with ill will and an evil intent to defame and injure Plaintiff.

37. Defendants knew it was foreseeable that the defamatory statements in the Report would be repeated to second parties.  Defendants, as the originators, are liable for each repetition of the defamatory matter by second parties.

38. By publishing the Report, Defendant intended to, and did, injure Plaintiff’s business reputation and disparage its business.

39. Plaintiff has suffered general and consequential damages as a result of Defendant’s libelous Report, including, but not limited to, the loss of market capitalization of SkyPeople and the diminished value of its common stock, loss of product sales and profits, damage to SkyPeople’s relationships with its customers, distributors, bankers, lenders, institutional investors and the media, loss of investment capital, and loss of operating capital.  Plaintiff’s damages are in an amount that is currently unknown, but in excess of this Court’s jurisdictional threshold.

40. By reason of Defendants’ libel, Plaintiff is entitled to both general damages and all actual, consequential and/or compensatory damages to be proven at the time of trial.

41. Plaintiff is also entitled to exemplary and punitive damages in an amount to be proven at trial as a result of Defendants’ malicious intent in publishing the Report.

42. Plaintiff is also entitled to injunctive relief requiring Defendants to retract the Report and issue a press release withdrawing the statements.

SECOND CAUSE OF ACTION

Libel Per Quod

43. Plaintiff incorporates by reference as if fully set forth herein each and every allegation set forth in Paragraphs 1 through 43.

44. By publishing the Report, Defendants intended to communicate to the public the false statements contained therein, which include, but are not limited to, the statements outlined above.  Defendants published the false and defamatory statements in the Report in writing to unprivileged third parties including, but not limited to, its customers, marketplace websites and blogs, and consumers thereof.

45. To the extent any of the libelous statements herein are not libelous per se, they are libelous per quod.  Because of facts and circumstances known to readers of the Report, the statements therein tended to injure SkyPeople’s business.

46. Defendants knew it was foreseeable that the defamatory statements in the Report would be repeated to second parties.  Defendants, as the originators, are liable for each repetition of the defamatory matter by second parties.

47. Defendants made the foregoing negative defamatory and libelous statements against SkyPeople with knowledge of their falsity and/or with reckless disregard for the truth or falsity thereof.

48. Defendants made the defamatory and libelous statements with malice, malicious intent, and with intent to cause the harm to SkyPeople.

49. Defendants knew and intended that the Report would disparage the quality of SkyPeople’s business and intended that the Report cause SkyPeople pecuniary loss.

50. Plaintiff has suffered general and consequential damages as a result of Defendant’s libelous Report, including, but not limited to, the loss of market capitalization of SkyPeople and the diminished value of its common stock, loss of product sales and profits, damage to SkyPeople’s relationships with its customers, distributors, bankers, lenders, institutional investors and the media, loss of investment capital, and loss of operating capital.  Plaintiff’s damages are in an amount that is currently unknown, but in excess of this Court’s jurisdictional threshold.

51. By reason of Defendants’ libel, Plaintiff is entitled to both general damages and all actual, consequential and/or compensatory damages to be proven at the time of trial.

52. Plaintiff is also entitled to exemplary and punitive damages in an amount to be proven at trial as a result of Defendants’ malicious intent in publishing the Report.

53. Plaintiff is also entitled to injunctive relief requiring Defendants to retract the Report and issue a press release withdrawing the statements.

THIRD CAUSE OF ACTION

Tortious Interference With a Contract or Prospective Economic Advantage

54. Plaintiff incorporates by reference as if fully set forth herein each and every allegation set forth in Paragraphs 1 through 54.

55. SkyPeople has or had valuable prospective economic relationships and business opportunities with its customers, distributors, bankers, lenders, investors and prospective investors, from which SkyPeople derived economic gain, and from which SkyPeople had a reasonable expectancy of deriving future economic gain.

56. Defendants were and are aware of these relationships.  Defendants, through the acts alleged herein, have and continue to, wrongfully knowingly and intentionally act to interfere with and destroy or harm SkyPeople’s existing and/or prospective business relationships.

57. Defendants intentionally disseminated the Report in order to interfere with and disrupt SkyPeople’s existing and/or prospective business relationships.

58. Defendants’ intentional dissemination of the Report actually has induced or caused a breach or termination of SkyPeople’s existing and/or expectant business relationships.

59. Plaintiff has suffered general and consequential damages as a result of Defendants’ interference with its existing and/or expectant business relationships, including, but not limited to, the loss of market capitalization of SkyPeople and the diminished value of its common stock, loss of product sales and profits, damage to SkyPeople’s relationships with its customers, distributors, bankers, lenders, institutional investors and the media, loss of investment capital, and loss of operating capital.  Plaintiff’s damages are in an amount that is currently unknown, but in excess of this Court’s jurisdictional threshold.

60. Defendants acted with malice, fraud and oppression, and accordingly, SkyPeople is entitled to, and should, be awarded punitive damages against each of the Defendants.

61. Plaintiff is also entitled to injunctive relief requiring Defendants to retract the Report and issue a press release withdrawing the statements.

PRAYER FOR RELIEF

WHEREFORE, Plaintiff hereby prays for judgment against Defendants in its favor on each claim for relief set forth above and award it relief including, but not limited to:

1. General damages in an amount to be determined at trial, but in excess of this Court’s jurisdictional threshold;

2. Special damages in an amount to be determined at trial, but in excess of the jurisdictional minimum of this Court;

3. Restitution damages in an amount to be determined at trial;

4. Disgorgement of Defendants’ profits;

5. Punitive damages;

6. Injunctive relief;

7. Prejudgment interest;

8. Costs; and

9. For such further relief as the Court may deem appropriate.

JURY DEMAND

Pursuant to Rule 38 of the Federal Rules of Civil Procedure, Plaintiff hereby demands a trial by jury as to all issues so triable.

Dated: July 7, 2011
LATHROP & RUTLEDGE, P.C.

By: /s/ Lathrop & Rutledge, P.C.
       Lathrop & Rutledge, P.C.

        J. Kent Rutledge, 5-1392
        Corinne E. Rutledge, 5-2480
        Sam James Tortorich, 7-4713

1920 Thomes Avenue, Suite 500
P.O. Box 4068
Cheyenne, Wyoming 82003-4068
Tel: (307) 632-0554
Fax: (307) 635-4502

Of Counsel: WINSTON & STRAWN LLP Neal R. Marder Micol O. Sordina 333 S. Grand Avenue Los Angeles, California 90071 Tel: (213) 615-1700 Fax: (213) 615-1750